EXCHANGE TRADED CONCEPTS TRUST
(the “Trust”)

YieldShares High Income ETF (the “Fund”)

Supplement dated June 29, 2015 to the Fund’s currently effective Summary Prospectus

This supplement provides new and additional information beyond that contained in the currently effective Summary Prospectus for the Fund and should be read in conjunction with the Fund’s Summary Prospectus.

A special meeting of the shareholders of the Fund was held on June 12, 2015 (the “Meeting”). At the Meeting, shareholders of record of the Fund at the close of business on March 27, 2015:

(1)	approved a new investment advisory agreement between the Trust, on behalf of the Fund, and Exchange Traded Concepts, LLC, the Fund’s investment adviser (the “Adviser”);

(2)	approved a new sub-advisory agreement between the Adviser and Vident Investment Advisory, LLC;

(3)	approved a new “manager of managers” arrangement to grant the Fund and the Adviser greater flexibility to change sub-advisory arrangements without shareholder approval, subject to oversight by the Trust’s Board of Trustees and compliance with the terms and conditions imposed by the Securities and Exchange Commission in either a rule or an exemptive order; and

(4)	elected Timothy J. Jacoby as a Trustee of the Trust (shareholders of all series of the Trust, including the Fund, voted together on this proposal).

The Prospectus for the Fund is being amended to reflect the shareholder approvals obtained at the Meeting as follows:

1.	The references on pages 3 and 11 to Penserra Capital Management LLC are hereby deleted and replaced with Vident Investment Advisory, LLC.

2.	The section titled Portfolio Manager on p. 11 is hereby deleted and replaced with the following:

Portfolio Manager

Denise M. Krisko, CFA, President and portfolio manager of the Sub-Adviser, has had primary responsibility for the day-to-day management of the Fund since June 2015.

Please call 1-855-796-3863 for more information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.